Exhibit 99.1

FOR IMMEDIATE RELEASE

Shutterstock Announces Capital Allocation Update

New York, NY — July 22, 2026 — Shutterstock, Inc. (NYSE: SSTK) (the "Company"), a family of brands delivering scalable creative and GenAI solutions to help customers fuel great work, today announced that at a meeting held on July 20, 2026 its Board of Directors (the "Board") resolved to suspend the Company's future quarterly cash dividend.

The Board's determination reflects its ongoing review of the Company's capital-allocation priorities and its focus on deploying capital to support long-term value creation for shareholders, including reducing debt, minimizing related interest expense and strengthening financial flexibility.

The Board will continue to evaluate the Company’s capital allocation priorities as part of its regular governance process. Any future declaration and payment of dividends, and the amount thereof, will remain subject to the discretion of the Board and will depend upon, the Company's results of operations, financial condition, capital requirements, contractual restrictions, applicable law, and such other factors as the Board deems relevant.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements may discuss intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise. Forward-looking statements speak only as of the date they are made and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” ”could,” “expects,” “intends,” "may,” “might,” “ongoing,” “plans,” "seeks,” “should,” ”will,”  or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those indicated or anticipated by such forward-looking statements. The forward-looking statements in this press release relate to, among other things, the Company's capital allocation strategy, the suspension of the Company's quarterly cash dividend, the Company's plans with respect to debt reduction, interest expense management and financial flexibility, and any future declaration and payment of dividends. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the sections captioned “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company's Quarterly Reports on Form 10-Q, and the Company's other filings with the Securities and Exchange Commission. While those factors are considered representative, no list of risk factors should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The Company assumes no obligation to update forward-looking statements, and the Company disclaims any such obligation, except as may be required by law.

About Shutterstock
Shutterstock is in the business of turning ideas into impact. Powered by a global network of millions of creators and our cutting-edge technology, we provide businesses, creatives, and brand leaders with the essential, universal ingredients to make their work more effective. Shutterstock offers access to one of the world's largest and most diverse collections of high-quality licensable assets, specialized training datasets, evaluation tools, and end-to-end strategic partnerships for the full model training lifecycle, as well as advertising and distribution solutions, exclusive editorial content, and full-service studio production—delivering unparalleled resources to fuel great work.

Discover our impact at www.shutterstock.com and connect with us on LinkedIn, Instagram, X, Facebook and YouTube.

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Press Contact:
Lori Rodney
press@shutterstock.com
917-563-4991